UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2015

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 30, 2015, Ener-Core, Inc. (the “Company”) entered into a securities purchase agreement dated December 30, 2015 (the “Purchase Agreement”), pursuant to which it is obligated to issue to certain institutional and other accredited investors (the “Investors”) an aggregate of 625,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and five-year warrants (each, a “Warrant”) to purchase an aggregate of 312,500 shares of Common Stock at an exercise price of $5.00 per share (the “Warrant Shares”), in exchange for aggregate gross proceeds of $2.5 million (the “Private Placement”).

The Purchase Agreement contains representations, warranties and covenants of the Investors and the Company that are typical for transactions of this type. In addition, the Purchase Agreement contains an anti-dilution adjustment provision, pursuant to which, in the event that the Company sells or issues shares of Common Stock at a price lower than the per share purchase price of the Shares under the Purchase Agreement ($4.00 per share) (a “Dilutive Issuance”), the Company will be required to issue to each Investor, for no additional consideration, an additional number of shares of Common Stock in an amount equal to (1) the purchase price paid by such Investor under the Purchase Agreement divided by the price per share of Common Stock for the Dilutive Issuance, minus (2) the total number of shares of Common Stock purchased by such Investor. This anti-dilution provision does not apply with respect to certain exempt issuances and will terminate on the earlier of: (i) thirty (30) days from the date of effectiveness of the Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement (defined below) and (ii) six months after the Closing Date (as defined in the Purchase Agreement), applicable to the Shares that were acquired by Investors. The Purchase Agreement prohibits Investors from engaging in (or causing any person to engage in) any short sales or similar transactions with respect to the Common Stock from the date of the Purchase Agreement ending on the 45th day following the closing date of the Private Placement.

Each Warrant will be exercisable immediately for cash. In addition, unless all of the Warrant Shares that are subject to an exercise notice with respect to any Warrant are registered for resale pursuant to an effective registration statement and are issuable without any restrictive legend, such Warrant may also be exercised by way of a cashless exercise. The Warrants also contain provisions that protect their holders against dilution by adjustment of the exercise price in certain events such as stock dividends, stock splits and other similar events. Additionally, if, prior to the earlier of (i) thirty (30) days from the date of effectiveness of the Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement (defined below) and (ii) six months after the issuance date of the Warrants, the Company issues or sells any warrants to purchase shares of Common Stock with an exercise price per whole share that is less than the exercise price per Warrant Share in effect at such time, the exercise price per Warrant Share will be adjusted, with no additional action required by the holder, to equal the exercise price per whole share of Common Stock as set forth in the warrants issued in such dilutive issuance, except in the case of certain exempt issuances.

The Shares and the Warrants to be issued to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and will be sold in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Warrant Shares issuable to Investors upon exercise of the Warrants were not registered under the Securities Act, or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder and may be sold upon exercise pursuant to an available exemption, including Section 4(a)(2) and Section 3(a)(9) of the Securities Act. Each Investor was an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) at the time of the Private Placement.

As consideration for serving as a placement agent in the Private Placement, the Company will pay Northland Securities, Inc. and Lake Street Capital Markets, LLC a fee equal to $75,000, pursuant to that certain engagement letter dated December 26, 2015 (the “Engagement Letter”).

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”) pursuant to which the Company will be required to file one or more registration statements with the Securities and Exchange Commission to register for resale by the Investors the Shares and/or the shares of Common Stock issuable upon exercise of the Warrants and use its commercially reasonable efforts to maintain the effectiveness of such registration statement(s). The Company will be required to file the first such registration statement as soon as practicable, but in no event later than the date that is (i) sixty (60) days after the Closing Date and (ii) thirty (30) days after the closing of the proposed offering registered on the Company’s Form S-1 registration statement (File No. 333-205916) or, if such registration statement is withdrawn, any registration statement subsequently filed with respect to such proposed offering; provided, however, that such filing deadline will be no later than March 31, 2016. The Company is required to have the registration statement required by the Registration Rights Agreement declared effective by specified deadlines contained in the Registration Rights Agreement.

Amendments to Securities Purchase Agreements and Additional Warrants

Effective as of December 30, 2015, the Company executed a Fourth Amendment to Securities Purchase Agreement dated April 22, 2015, and a Third Amendment to Securities Purchase Agreement dated May 7, 2015 (collectively, the “December Amendments”), each with certain investors holding the requisite number of conversion shares and warrant shares underlying the notes and warrants issued in April 2015 and May 2015 pursuant to the referenced purchase agreements. The Company previously disclosed the terms of the April 2015 and May 2015 purchase agreements, as amended prior to the December Amendments, and the securities issued pursuant thereto, in its current reports on Form 8-K dated April 23, 2015, May 7, 2015, October 23, 2015 and November 24, 2015. The December Amendments (i) extend the deadline to March 31, 2016 for the Company’s consummation of a firm commitment underwritten public offering registered under the Securities Act and related listing of its Common Stock on a national securities exchange, (ii) provide for the issuance of additional five-year warrants (the “Additional Warrants”), exercisable for ten shares of Common Stock per $1,000 of outstanding principal of the 2015 Notes (defined below) held by each buyer pursuant to the April 2015 and May 2015 purchase agreements, each with an exercise price of $12.50 per share, subject to adjustment as set forth within the warrants, issuable in tranches triggered by certain Company actions as set forth in the December Amendments and (iii) authorize the Company, prior to January 31, 2016, to issue to one or more investors up to an aggregate of $1,000,000 principal amount of senior secured notes, on the terms and subject to the restrictions set forth in the December Amendments. The Additional Warrants contain price-based anti-dilution provisions substantially similar to those contained in the Warrants (as described above).

An initial tranche of 50,000 Additional Warrants became issuable and were issued in conjunction with the execution of the December Amendments. A second tranche of 50,000 Additional Warrants will become issuable if the Company consummates further debt issuances as approved in the December Amendments, and a third tranche of 50,000 Additional Warrants will become issuable if the Company does not complete an uplisting of its Common Stock to a national securities exchange prior to February 2, 2016.

Amendments to 2015 Notes

Effective as of December 30, 2015, the Company and certain investors holding senior secured notes issued by the Company in April and May 2015 (the “2015 Notes”) executed third amendments (the “Notes Amendments”) to such 2015 Notes to remove the minimum raise requirement from the definition of a Qualified Public Offering set forth in the Notes, to allow full conversion of the Notes and to integrate any additional debt issued pursuant to the SPA Amendments. The revised definition of a Qualified Public Offering is incorporated by reference into each of the Securities Purchase Agreement, dated April 22, 2015 and the Securities Purchase Agreement, dated May 7, 2015, each as amended to date. The Amendments are binding upon all of the issued 2015 Notes pursuant to the terms thereof.

The form of Purchase Agreement, the form of Registration Rights Agreement, Engagement Letter and forms of December Amendments are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The form of Warrant, form of Additional Warrant and forms of the Notes Amendments are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively to this Current Report on Form 8-K and are also incorporated herein by reference The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sale of Equity Securities.

Private Placement

As described in Item 1.01 above, on December 30, 2015, the Company entered into a Purchase Agreement with certain accredited investors, as defined in Rule 501 of Regulation D under the Securities Act, pursuant to which the Company agreed to sell in the Private Placement an aggregate of 625,000 shares of Common Stock at a purchase price of $4.00 per share and to issue Warrants to purchase an aggregate of 312,500 shares of Common Stock. The warrants are exercisable for a period of five years at an exercise price of $5.00 per share. The Company will receive net proceeds from this offering of approximately $2,325,000, after the deduction of estimated offering expenses, including placement agent compensation and reimbursable expenses.

The offer and sale of the securities is being made to a limited number of accredited investors in reliance upon exemptions from the registration requirements pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. There was no general solicitation or advertising with respect to the Private Placement and each of the purchasers provided written representations of an intent to acquire the securities for investment only and not with a view to or for sale in connection with any distribution of the securities.

Additional Warrants

As described in Item 1.01 above, on December 30, 2015, in conjunction with the execution of the December Amendments, the Company issued to certain accredited investors, as defined in Rule 501 of Regulation D under the Securities Act, Additional Warrants to purchase an aggregate of 50,000 shares of Common Stock at a purchase price of $12.50 per share. Further, pursuant to the terms of the December Amendments, a second tranche of Additional Warrants to purchase an aggregate of 50,000 shares of Common Stock at a purchase price of $12.50 per share will become issuable if the Company consummates further debt issuances as approved in the December Amendments, and a third tranche of Additional Warrants to purchase an aggregate of 50,000 shares of Common Stock at a purchase price of $12.50 per share will become issuable if the Company does not complete an uplisting of its Common Stock to a national securities exchange prior to February 2, 2016.

Additional information regarding the Private Placement and the issuance of the Additional Warrants is incorporated herein by reference to “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 7.01

Pursuant to Article 3.4.1 of the Commercial License Agreement (“CLA”) entered into effective as of November 14, 2014 by and among Ener-Core Power, Inc. and Dresser-Rand Company (“D-R”), the Company committed to raise additional capital, within 120 days following the Core Binding Date (as defined in the CLA), which was August 3, 2015. The Company has negotiated with D-R and received an extension to February 29, 2016, to complete the required capital raise. Although this extension is contingent on the successful raise of at least $1 million within the 45 day extension period, the Private Placement as described in Items 1.01 and 3.02 of this Current Report on Form 8-K satisfies such contingency. Pursuant to Article 3.4.1 of the CLA, if the Company fails to satisfy the capital raise requirement by February 29, 2016, which represents the end of the extended cure period, D-R shall be entitled, by delivering written notice to the Company, to terminate the CLA.

Item 8.01

On December 31, 2015, the Company issued a press release regarding entry into definitive agreements with the Investors in the Private Placement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
4.2	Form of Additional Warrant
4.3	Form of Third Amendment to Senior Secured Notes issued in April 2015, effective as of December 30, 2015
4.4	Form of Third Amendment to Senior Secured Notes issued in May 2015, effective as of December 30, 2015
10.1	Form of Securities Purchase Agreement, dated December 30, 2015, by and among Ener-Core, Inc. and certain investors set forth therein
10.2	Form of Registration Rights Agreement, dated December 30, 2015, by and among Ener-Core, Inc. and certain investors set forth therein
10.3	Engagement Letter, dated December 26, 2015, by and among Ener-Core, Inc., Northland Securities, Inc. and Lake Street Capital Markets, LLC
10.4	Form of Fourth Amendment to Securities Purchase Agreement dated April 22, 2015, effective as of December 30, 2015
10.5	Form of Third Amendment to Securities Purchase Agreement dated May 7, 2015, effective as of December 30, 2015
99.1	Press Release dated December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: December 31, 2015	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Warrant
4.2	Form of Additional Warrant
4.3	Form of Third Amendment to Senior Secured Notes issued in April 2015, effective as of December 30, 2015
4.4	Form of Third Amendment to Senior Secured Notes issued in May 2015, effective as of December 30, 2015
10.1	Form of Securities Purchase Agreement, dated December 30, 2015, by and among Ener-Core, Inc. and certain investors set forth therein
10.2	Form of Registration Rights Agreement, dated December 30, 2015, by and among Ener-Core, Inc. and certain investors set forth therein
10.3	Engagement Letter, dated December 26, 2015, by and among Ener-Core, Inc., Northland Securities, Inc. and Lake Street Capital Markets, LLC
10.4	Form of Fourth Amendment to Securities Purchase Agreement dated April 22, 2015, effective as of December 30, 2015
10.5	Form of Third Amendment to Securities Purchase Agreement dated May 7, 2015, effective as of December 30, 2015
99.1	Press Release dated December 31, 2015